SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2007

TRANS WORLD ENTERTAINMENT CORPORATION
(Exact name of registrant as specified in its charter)

New York	0-14818	14-1541629
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	identification No.)

38 Corporate Circle, Albany, New York	12203
(Address of principal executive offices)	(Zip Code)

          Registrant's telephone number, including area code: (518) 452-1242

None
(Former name or former address, if changed since last report.)

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 12, 2007, Trans World Entertainment Corporation issued a press release announcing updated financial results for the quarter and year ended February 3, 2007. Subsequent to its March 1, 2007 earnings release, the Company settled certain outstanding matters related to the acquisition of substantially all of the net assets of Musicland Holding Corp. and updated its income tax provision for the year. A copy of Trans World Entertainment Corporation’s press release is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K is being furnished under Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

       (c)EXHIBITS. The following is furnished as an Exhibit to this Report:

Exhibit
No.	Description

99.1	Trans World Entertainment Corporation Press Release dated April 12,
2007.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANS WORLD ENTERTAINMENT CORPORATION

Date: April 12, 2007	/s/ John J. Sullivan
John J. Sullivan
Executive Vice President-Finance, Chief
Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Trans World Entertainment Corporation Press Release dated April 12, 2007.